ASSOCIATED BANC-CORP 2Q 2014 EARNINGS PRESENTATION JULY 17, 2014 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

2014 SECOND QUARTER HIGHLIGHTS

Loan Growth drives Solid Earnings
•
Average loans of $16.6 billion were up $482 million, or 3% from the first quarter
Total average commercial loans grew $398 million from the first quarter
Credit card portfolio purchased on June 30, 2014 for $108 million
•
Net interest income of $169 million was up $4 million, or 2% from the first quarter
Interest on Commercial loans was up $3 million, or 3% from the first quarter
•
Net interest margin of 3.08% compared to 3.12% in the first quarter
•
Quarterly dividend of $0.09 / common share, or 32% of second quarter earnings
•
Repurchased 1.7 million shares of common stock during the second quarter
July 1st – repurchased additional 1.6 million shares in accelerated program
•
Capital ratios remain strong and above Basel III targets
•
Noninterest income of $72 million was down $1 million compared to the first quarter
Core fee-based revenues grew $3 million from the first quarter
•
Noninterest expense of $168 million was flat compared to the first quarter
Efficiency ratio improved from the first quarter to 68%
• Net income available to common shareholders of $45 million or $0.28 per share
• Pretax income of $68 million was up $2 million, or 3% from the first quarter
• Return on Tier 1 Common Equity of 9.6%
Net Interest Income
&
Net Interest Margin
Noninterest Income
&
Expenses
Capital
Balance Sheet
Net Income
&
ROT1CE

LOAN PORTFOLIO COMPOSITION

2Q 2014 Average Net Loan Change (+$482 mln)
Loan Mix – 2Q 2014 (Average)
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Average Quarterly Loans ($ in billions)
$16.6
+4%
% Chg
+78%
+2%
+14%
(3%)
$15.7
+2%
$16.2
$14.6
$13.0
Total
Commercial &
Business
Lending
+6%
+8%
$4.2
$5.0
$5.9
$6.1
$6.5
$2.9
$3.3
$3.7
$3.9
$4.0 $2.7
$3.3
$3.7
$3.9
$4.1
$3.2
$3.0
$2.5
$2.2
$2.1
2Q 2011 2Q 2012 2Q 2013 1Q 2014 2Q 2014
Commercial & Business Commercial Real Estate
Residential Mortgage Home Equity & Installment
($67)
$48
$60
$74
$97
$119
$151
CRE Investor
18%
Construction
6%
Commercial
& Business
Lending
39%
Res Mtg
25%
Home Equity
10%
Installment
2%

COMMERCIAL LINE UTILIZATION TRENDS

Line utilization increased in Commercial & Business Lending
Change from 1Q 14
Commercial Real
Estate (including
construction)
- 260 bps
Commercial  &
Business Lending
+ 290 bps
50.0%
51.1%
48.6%
46.9%
48.8%
51.7%
56.5%
60.4%
61.1%
63.1%
64.2%
61.6%
45.0%
50.0%
55.0%
60.0%
65.0%
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Commercial & Business Lending Commercial Real Estate

160,000  “Associated Bank”
branded card accounts
CREDIT CARD PORTFOLIO PURCHASE
5
Summary Details:
ASBC and US Bank will both participate on a pro-rata basis in all revenues, credit losses, and growth going forward.
Elan will continue to administer, service, and manage the portfolio for a fixed, per account fee.
The purchase premium will be amortized over 5 years.
55%
participation
45%
participation
ASBC acquired a 45% participation interest ($99 million) in a credit card portfolio of customers who currently hold “Associated Bank” branded credit card accounts for $108 million.
ASBC will forego referral fees it has been receiving from Elan/US Bank for new accounts but expects that the net yield on the portfolio (net of losses and premium amortization) will offset this foregone fee revenue.
Transaction is expected to result in less card based fee income but more net interest income.
Bottom line impact should not be material in 2014, but will build value over time and contribute to earnings growth as the portfolio grows.

GROWING NET INTEREST INCOME WHILE
MARGIN COMPRESSES

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
$160
$161
$167
$165
Net Interest Margin
$169
$1
<$1
<$1
0.41%
0.35%
0.31%
0.38%
0.29%
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
$159
$159
$163
$164
$168
$1
$4
Net Interest Income Net of Interest Recoveries Interest Recoveries
0.24%
0.23%
0.22%
0.19% 0.19%
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Interest Bearing Deposit Costs Other Funding Costs
3.47%
3.42%
3.50%
3.36%
3.31%
3.16%
3.13%
3.23%
3.12% 3.08%
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

NONINTEREST INCOME TRENDS
($ IN MILLIONS)

Core Fee-based Revenue
Other Noninterest Income
Total Noninterest Income
1
– Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions.  This is a non-GAAP measure.  Please refer to press release tables for more information.
2
– Other Noninterest Income = Total Noninterest Income minus Core Fee-based Revenue.
$29
$13
$19
$17
$12
$84
$71
$76
$74
$72
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014
$55
$58
$57
$57
$60
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014
+10%
$10 $10
$10
$10
$7
$19
$4
$8
$6
$5
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014
Other Mortgage Banking Income (net)
1
2

NONINTEREST EXPENSE TRENDS
($ IN MILLIONS)

Total Noninterest Expense
Personnel Spend / FTE Trend
Efficiency Ratio
67% 70% 73% 69% 68%
Other Non-Personnel Spend Trend
1
– Efficiency ratio = Noninterest expense, excluding amortization of intangibles, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net.  This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this.
2
– FTE = Average Full Time Equivalent Employees
3
– Technology Spend = Data Processing and Equipment expenses
4
– Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
3
4
$69 $67
$78
$70 $70
$169
$165
$179
$168
$168
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014
$100
$98
$101
$98 $98
4,790
4,699
4,584
4,517
4,431
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014
Personnel Spend FTE
$19 $19 $19 $19
$21
$50
$49
$58
$51
$49
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014
Technology Spend Other Non-Personnel
1
2

CREDIT QUALITY INDICATORS
($ IN MILLIONS)

$310
$277
$235
$220
$288
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Potential Problem Loans
$217
$208
$185
$178 $179
1.38%
1.33%
1.17%
1.08%
1.05%
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Nonaccruals Nonaccruals / Loans
$14
$5
$5 $5
$3
0.35%
0.14%
0.14%
0.14%
0.06%
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Net Charge Offs NCOs / Avg Loans
127%
131%
145%
151%
152%
1.76%
1.74%
1.69%
1.63% 1.59%
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
ALLL/ Nonaccruals ALLL/ Total Loans

EPS, DIVIDENDS, AND CAPITAL DEPLOYMENT
• Current capital levels are in excess of
“well-capitalized” regulatory benchmarks
Existing capital levels are already
above Basel III capital levels
$115 mm of remaining share
repurchase authorization
10
Tier 1 Common Equity Ratio EPS and Dividends Paid & ROT1CE
Earnings & Dividends
per Common Share
Return on Tier 1
Common Equity
Definition of Tier 1 Common Equity:
Tier 1 Common Equity (T1CE), a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 Common Equity is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
$0.15
$0.24
$0.28 $0.28
12.61%
12.04%
11.49%
10.72%
2Q 2011 2Q 2012 2Q 2013 2Q 2014
$0.01
$0.05
$0.08
$0.09
2Q 2011 2Q 2012 2Q 2013 2Q 2014
6.1%
9.3%
9.9%
9.6%

2014 SECOND HALF OUTLOOK

Asset Growth
Deposits / Funding
Mix
Margin
Noninterest
Income
Noninterest
Expense
Capital
Provision
• Full year 2014 annual average loan growth of approximately 8%
• Mid single digit average deposit and slightly higher other funding growth
• NIM compression of a few basis points per quarter
• Net interest income growth
• Second half 2014 noninterest income in line with first half 2014
• Total 2014 expenses expected to be flat compared to
2013 with a continued focus on efficiency initiatives
• Continue to follow stated corporate priorities for capital deployment
• Provision based on expected loan growth and other factors

APPENDIX 12

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS

2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 69.01% 71.45% 73.70% 70.41% 69.70%
Taxable equivalent adjustment (1.38) (1.50) (1.49) (1.35) (1.32)
Asset gains (losses), net (0.01) 0.59 0.80          0.22 0.26
Other intangible amortization (0.41) (0.44) (0.42) (0.42) (0.41)
Efficiency ratio, fully taxable equivalent (1) 67.21% 70.10% 72.59% 68.86% 68.23%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).